Exhibit 10.12
Ashmore Investment Management Limited
20 Bedfordbury
London WC2N 4BL
Telephone: +44 (0)20 7557 4100
Facsimile: +44 (0)20 7557 4141
e-mail: ashmail@ashmoregroup.com
21st December 2006
Ashmore Energy International Limited
c/o International Management Services Limited
Harbour Center, 4th Floor
North Church Street
P.O. Box 61 GT
George Town, Grand Cayman
Cayman Islands
Attention: The Directors
Dear Sirs,
Management Services Agreement, Reimbursable Expenses
With reference to Section 5.02 of the Management Services Agreement (the “Agreement”) dated 19th October 2006, between yourselves and ourselves, please find attached our invoice for Management Services (as defined in the Agreement) for the period 20th May 2006 to 19th May 2007. The attached invoice shall serve as the invoice covering the period referred to above and is in lieu of the process set out at Section 5.03 and confirms the intention between the parties that the effective date from which such Management Services became payable was 20th May 2006.
Yours faithfully,
Ashmore Investment Management Limited.
Registered in England and Wales
No 3344281
Registered Office
20 Bedfordbury, London WC2N 4PL
Authorized and regulated by the Financial Service Authority